Certification under Rule 466
                          ----------------------------


      The depositary, Deutsche Bank Trust Company Americas, represents and certifies the following:

            (1) That it previously had filed a registration statement on Form F-6 (Sumitomo Mitsui Financial Group Limited 333-102054) that the Commission declared effective, with terms of deposit identical to the terms of deposit of this registration statement.

            (2) That its ability to designate the date and time of effectiveness under Rule 466 has not been suspended.


                                                 By: DEUTSCHE BANK TRUST COMPANY
                                                     AMERICAS, Depositary


                                                 By: /s/Clare Benson
                                                    ----------------------------
                                                 Name:  Clare Benson
                                                 Title: Vice President


                                                 By: /s/David Calligaro
                                                    ----------------------------
                                                 Name:  David Calligaro
                                                 Title: Vice President